EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Prospectus dated March 1, 2017 and
Summary Prospectus dated March 1, 2017

The following changes are effective December 8, 2017:

1. The following replaces “Portfolio Managers” under “Management” in the Summary Prospectus and replaces “Portfolio Managers” under “Fund Summaries – Tax-Managed Value Fund” in the Prospectus:

Portfolio Managers

Edward J. Perkin, CFA (co-portfolio manager), Chief Equity Investment Officer and Vice President of BMR, has managed the Portfolio since June 2014.

Aaron S. Dunn, CFA (co-portfolio manager), Vice President of BMR, has managed the Portfolio since December 2017.

2. The following replaces the third paragraph under “Tax-Managed Value Portfolio.” in “Management and Organization” in the Prospectus:

Edward J. Perkin, CFA and Aaron S. Dunn, CFA co-manage the Portfolio. Mr. Perkin has served as portfolio manager of the Portfolio since June 2014 and manages other Eaton Vance portfolios. Mr. Perkin is Chief Equity Investment Officer and a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance in 2014, Mr. Perkin was Chief Investment Officer, International and Emerging Markets Equity, and Managing Director, Portfolio Manager, Europe, EAFE and Global, at Goldman Sachs Asset Management. Mr. Dunn has served as portfolio manager of the Portfolio since December 2017 and manages other Eaton Vance portfolios. He is a Vice President of Eaton Vance and BMR and has been employed by Eaton Vance for more than five years.

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